UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

October 21, 2004

Baxter International Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-4448	36-0781620
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Baxter Parkway, Deerfield, Illinois	60015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

847.948.2000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On October 21, 2004, Baxter International Inc. issued the attached press release reporting its financial results for the third quarter of 2004. The press release, including attachments, is furnished as Exhibit 99 and incorporated herein by reference. The company includes various non-GAAP financial measures in the press release, including income from continuing operations excluding the special charges referred to in the press release and earnings per diluted share from continuing operations excluding the special charges referred to in the press release. These non-GAAP financial measures adjust for factors that are unusual. The company’s management believes that the presentation of these non-GAAP financial measures provides useful information to investors regarding results of operations as these non-GAAP financial measures allow investors to better evaluate ongoing business performance. Management uses these non-GAAP financial measures internally to monitor performance.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BAXTER INTERNATIONAL INC.
(Registrant)

By:	/s/ Jan Stern Reed
Jan Stern Reed
Corporate Secretary

Date: October 21, 2004

Exhibit Index

Exhibit No.	Description
99	Press Release dated October 21, 2004